UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

 1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2021

Date of reporting period: 03/31/2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund

Semi-Annual Report
March 31, 2021

Intrepid Capital Fund

April 2, 2021

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Returns as of March 31, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	5.30%	5.30%	43.79%
Intrepid Capital Fund – Inst.	04/30/10	5.36%	5.36%	44.13%
BBC Combined 1-5Yr		3.46%	3.46%	32.35%
S&P 500 Index		6.17%	6.17%	56.35%

	Average Annualized Total Returns
	as of March 31, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	3.19%	5.18%	4.98%	5.89%
Intrepid Capital Fund – Inst.	3.43%	5.43%	5.24%	5.67%
BBC Combined 1-5Yr	11.82%	10.81%	9.29%	7.34%^
S&P 500 Index	16.78%	16.29%	13.91%	9.88%^

^
Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the BBC Combined 1-5Yr Index is 9.39% and S&P 500 Index is 14.02%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2021, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.70% and for the Intrepid Capital Fund-Institutional Share Class is 1.45%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2022, such that the total operating expense for the Capital Fund-Investor Share Class is 1.40% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital

Intrepid Capital Fund

Fund-Investor Share Class may have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.41%. The Net Expense for the Capital Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

April 2, 2021

“No matter what the form of government, there are in fact only two kinds of government possible. Under one system, the state is everything and the individual is an incident. Under that system, the individual has no rights, though they may be termed such; he has only privileges. Under that system, the state is the reservoir of all rights, all privileges, all powers. But this system our forefathers rejected.
They declared that all just government drives its powers from the consent of the governed. They affirmed the dignity and the sanctity of the individual…they elected a man-made state, not a state-made man.”
– Frank Dixon

Dear Fellow Shareholders,

Welcome to the RobinHood market! I ran across the above quote as I was thinking about the US Capitol being over-run by Trump supporters contesting the election of Joe Biden. It did not appear from the mayhem that followed that “the governed were giving their consent”…at least not peacefully!

Unfortunately, an Air Force veteran of the Iraq War, along with a Capitol Hill policeman, lost their lives that day.

This was quickly followed up with the second impeachment of Donald Trump by the House of Representatives. And not too long thereafter, the exoneration by the U.S. Senate – many of whom decided against impeachment of someone no longer in office.

If that wasn’t enough news, traders using online forums and accounts at RobinHood circled like sharks around companies with large amounts of short interest in an attempt to “squeeze” the short sellers through focused buying in companies like Gamestop (GME), AMC Theaters (AMCX), and others. All this crazy activity almost brought down the broker-dealer (RobinHood), and maybe it should have.

As I’m sure you remember from your youth, the story of Robin Hood and his band of Merry Men took from the rich to give to the poor. In this case, I think the opposite happened! RobinHood trading, with catchy slogans and hip advertisements, convinced many that – with the RobinHood trading app, a little money, and a lot of chutzpah – one could go far!

Intrepid Capital Fund

I recall from earlier in the year a front-page story in the Wall Street Journal that chronicled the woe of a 31 year-old security guard living in his parent’s home. He took out a personally guaranteed $30,000 bank loan to fund his RobinHood account to trade Gamestop (GME) shares with his RobinHood app. I will jump to the punchline – it didn’t end well for the young security guard. Stories like this one make my blood boil!

I bring all of this up because it was a wild quarter, particularly when you consider all of the above took place only in January!

Once the transition of power to the Biden administration was complete, it didn’t take long at all for his $1.9 trillion (with a T!) stimulus bill to gain approval from both the US House and Senate using the reconciliation process. This stimulus bill, along with the interest rate suppression courtesy of the Federal Reserve, has ignited prices of almost everything…lumber, copper, oil, bitcoin, stocks, and some bonds.

Please keep in mind as interest rates rise, bond prices fall, which they did across the US Treasury and US investment grade bond yield curves. For example, the yield on the 10 Year US Treasury started the year at 0.90% and finished March at 1.77%, almost a double in yield in one quarter. This movement in rates hurt what we internally call “long duration assets” – this caused negative returns for some bonds in the quarter, and slowed the ascent of the Nasdaq Composite Index in the same time period.

At the Intrepid Capital Fund, with the continuing support from the Federal Reserve and the new stimulus package, we have stayed invested. But as you may have come to expect from us, we have stayed invested in securities that may have been overlooked by others. I have three examples:

1.
Trulieve Cannabis. A home grown (no pun intended), Florida-centric producer and retailer of cannabis and related products, Trulieve markets to the rapidly growing population of residents with a medical marijuana license in Florida. The growth rate, earnings before interest, taxes, depreciation and amortization (EBITDA) margin, and sales per square foot are nothing short of phenomenal.

2.
Great Western Petroleum 9% 09-30-21 Notes. It is not too often you see a corporate bond in the top ten performers. Along with a new administration comes a renewed push for renewable energy along with restrictions on oil and gas exploration, including but not limited to the prohibition of drilling on federal lands. Well, guess what? Restricted supply meets heightened demand, and voila – higher oil prices! Hunter Hayes followed this issue closely and deserves the credit here as I likely would not have made it to a refinancing and a higher bond price.

3.
Twitter. I know many of you are rubbing your eyes right now with a loud “what?!”. The last President certainly created a ton of brand awareness up until the day he was kicked off! Interesting note here: the average daily users

Intrepid Capital Fund

are around 192 million, which is lower than Snapchat and well behind the 2.2 billion Facebook users, indicating there is plenty of room for growth. Elliott Management, the behemoth hedge fund run by Paul Singer, has taken a large stake and Board representation. Yes, CEO Jack Dorsey is odd. We hope he continues to work with Elliott to create value and/or sell the company. His larger economic interests lie in his equity position in Square Holdings (SQ), the payment processing business.

For the quarter ended March 31st, the Fund returned +5.30%. For the Fund’s fiscal first half (also ended March 31st), the Fund returned 20.41%. And for the trailing twelve months, the Fund returned +43.79%. Let’s see where we go from here!

Top Ten Holdings	(% of Net Assets)

Trulieve Cannabis Corporation	5.0%
Skechers USA Inc. – Class A	3.8%
Alphabet Inc – Class A	3.6%
Twitter Inc.	3.5%
Accenture PLC – Class A	3.4%
Berkshire Hathaway – Class B	3.4%
IAC Interactive Corp	3.3%
WNS Holdings Ltd	3.2%
Copart Inc.	3.2%
TJX Companies	3.2%

Top ten holdings are as of March 31, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Thank you for your continued support. If there is anything we can do to serve you better, please don’t hesitate to call.

All the best,

Mark Travis
Intrepid Capital Fund Portfolio Manager

Mutual Fund investing involves risk.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds,

Intrepid Capital Fund

and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg Barclays (BB) Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented Bloomberg Barclays US Government/Credit 1-5 Yr Index. You cannot invest directly in an index. The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange. The indices referenced above are used herein for comparative purposes in accordance with SEC regulations. EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company’s overall financial performance and is used as an alternative to net income in some circumstances.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

April 1, 2021

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE	Total Returns as of March 31, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Endurance Fund – Inv.	10/03/05	9.69%	9.69%	68.81%
Intrepid Endurance Fund – Inst.	11/03/09	9.75%	9.75%	69.16%
Morningstar Small Cap Index		11.62%	11.62%	89.97%

	Average Annualized Total Returns
	as of March 31, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Endurance Fund – Inv.	10.90%	7.60%	5.37%	8.35%
Intrepid Endurance Fund – Inst.	11.17%	7.84%	5.62%	7.38%
Morningstar Small Cap Index	13.48%	14.44%	11.29%	9.72%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 14.05%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2021, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.74% and for the Intrepid Capital Fund-Institutional Share Class is 1.49%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Endurance Fund-Investor Share Class is 1.30% and until January 31, 2022, such that the total operating expense for the Endurance Fund-Institutional Share Class is 1.15%. The Endurance Fund-Investor Share Class may have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted

Intrepid Endurance Fund

pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Endurance Fund-Investor Share Class is 1.31%. The Net Expense for the Endurance Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

April 1, 2021

Dear Fellow Shareholders,

We’ll start off this letter the same way we started off the last one: wow, what a quarter! This quarter had it all: political volatility, crazy speculation (Gamestop, etc), violent factor rotations, and another round of stimulus. Behind these headlines, it appears the vaccine roll-out in the US is going very well…which is great news.

Boiling all of the above into a soup, small cap stocks continued their strong trend from last quarter. The Intrepid Endurance Fund (“the Fund”) returned 9.69% for the quarter, compared to 11.62% for our benchmark Morningstar Small Cap Index.  For the first half of the Fund’s fiscal year, the Fund returned 32.51%, compared to 44.32% for the benchmark Morningstar Small Cap Index.

Last quarter, we mentioned that the Fund would likely lag the small cap market if certain macro conditions emerged that benefitted specific types of investments, specifically “recovery plays,” small cap financials, and energy. Unfortunately, that discussion proved timely as expectations of a strong rebound in the US economy drove rising inflation concerns and interest rates, which favored all three of these categories.

Despite that, we remain steadfast in only allocating your capital into companies that show “enduring” traits and avoiding what we view as structurally challenged industries, such as those mentioned above. We believe that doing this continues to give you the best chance for long-term success, rather than trying to guess what macro conditions might occur and what sectors that might favor. With how difficult the future is to predict (see 2020), we think focusing on enduring businesses is the more prudent long-term strategy.

Top Ten Holdings	(% of Net Assets)

Trulieve Cannabis Corporation	9.5%
Take-Two Interactive Software, Inc.	7.0%
AdvisorShares Pure US Cannabis ETF	7.0%
LGI Homes, Inc.	4.7%
WNS Holdings Ltd	4.7%
Skechers USA Inc. – Class A	4.6%
SP Plus Corporation	4.3%
Cresco Labs, Inc.	4.2%
Burlington Stores Inc.	3.4%
Dropbox Inc. – Class A	3.3%

Top ten holdings are as of March 31, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

The good news is that the companies in the Portfolio are performing very well. As a group, we have been very pleased with their most recent operational execution and financial results. In addition, while finding new opportunities that are priced

Intrepid Endurance Fund

attractively is more difficult now than it was six months ago, we are still finding great small cap companies that have fallen through the cracks of the large run-up over the last six months.

We purchased new positions in several securities, including Turning Point Brands (TPB), Franklin Covey (FC), and Gamesys Group (GYS LN).  We sold Gamesys before quarter-end after a takeover announcement sent the shares higher just two weeks after our purchase.  Sometimes it’s better to be lucky than smart.

The Fund had a moderate level of selling activity during the quarter.  We sold out of our positions in Amdocs (DOX), Charles River Labs (CRL), Copart (CPRT), Icon Plc (ICLR), Liberty Braves (BATRK), Ollies Bargain Outlets (OLLI), and Sykes Enterprises (SYKE) after these securities reached our estimates of intrinsic value.

The top contributors to performance for the quarter were Trulieve Cannabis Corp (TRUL CN), LGI Homes (LGIH), and Skechers USA (SKX).  Trulieve will be discussed in more detail later in the letter.  Homebuilder LGI reported blowout quarterly results to close out 2020 and has benefited from the remarkable strength of US housing demand.  Skechers stock steadily ground higher during the quarter as we think investors anticipated a pickup in retail activity as the economy re-opens.  We still believe each of these three positions are trading well below intrinsic value.

The top detractors to performance for the quarter were Take-Two Interactive Software (TTWO), IAA Inc (IAA), and a new position in Cresco Labs (CRLBF) which will be discussed later.  We think the reasons for the decline in TTWO and IAA are more related to changes in investors’ macro positioning rather than company-specific fundamental issues.  Take-Two and IAA each reported fine quarters but were victims of a rotation into “recovery plays.”

Finally, we purchased a couple of new positions in the cannabis industry – Cresco Labs (CRLBF) and an AdvisorShares Cannabis ETF (MSOS).  Following our initial investment in Trulieve (TRUL CN), we have spent the past few months doing extensive research into the US cannabis industry and believe the opportunity is unique and highly compelling.  Collectively, our exposure to this industry was 20.7% of the Fund as of quarter-end, which is approaching the maximum level we are willing to invest the Fund in one single sector.  We owe you an explanation, and will devote a large portion of this letter walking you through our thesis and why we believe the cannabis industry deserves such a large allocation.

…

We think the opportunity in the cannabis industry is one of the most unique and compelling opportunities that we have seen in our careers.  The combination of (a) growing public momentum behind cannabis, (b) regulations that create barriers to entry and scale, and (c) a large, existing illicit user base that is transitioning to the legal market has created a very attractive setup for an investment:

Intrepid Endurance Fund

1.	Booming Demand – Legal cannabis consumption is a rapidly growing end market

2.	Constrained Supply – State & local regulations often restrict the number of legal cannabis businesses

3.	Inefficient stock prices – Federal regulations prevent these companies from listing on US exchanges and being purchased by large institutional investors

4.	Imminent Catalysts – Regulatory changes are in the works that we believe will broaden the ownership of these stocks and significantly increase these companies’ addressable market.

In short, many of these companies can operate in an environment that, due to certain regulations, reduces competition despite very high demand growth. And, again due to regulations, we are able to own these companies before other large investors.

Demand for legal cannabis has grown rapidly and is expected to continue.  The total size of the legal market in the US today is around $18 billion.  Most estimates we have seen forecast the size of the market to reach ~$60 billion by 2025 and up to $100 billion by 2030 (20-30% annual growth).1  Importantly, most of this growth is expected to come from shifts in consumption from the illicit market to the legal market.  The illicit market today is estimated to be at least triple the size of the legal market, which puts the size of the total cannabis market (legal & illicit) at around $80 billion – larger than the size of the wine industry!2  Because this proven demand already exists today, we view the potential growth as much less risky than a new product category which needs to attract new consumers rather than convert existing users.  We think the legal operators will gradually out-compete the illicit market on safety, quality and convenience, which will drive conversion.

The supply side of the equation varies by state (regulation is effectively at the state level).  Our focus is on companies that operate in states which restrict the number of licenses awarded to cannabis companies, thereby limiting supply.  These states generally seek to tightly control the supply chain, but also want to prevent a flood of “weed shops” from entering their markets.  For example, consider the case of Virginia.  The state has awarded five regional licenses (essentially monopolies), which translates to a maximum capacity of just 30 retail dispensaries in a state with ~9 million people.  While this is somewhat of an extreme sample, the broader point remains that supply, in some states, is being artificially limited by government regulations.

What do you get when you mix booming demand with constrained supply?  Incredible economics!  The best operators in the industry are able to enjoy strong pricing power while continuing to scale their operations.  A perfect example of this is Trulieve, the Fund’s largest holding, whose dominance in the limited license state of Florida has led to operating metrics that are superior to some of the best retailers in the world.

Perhaps the most compelling part of our thesis is that US institutional investors are largely restricted from owning these stocks for the time being.  Because cannabis is

Intrepid Endurance Fund

still an illegal drug at the federal level, large banking institutions cannot do business with cannabis companies.  As a result, these stocks do not trade on US exchanges and cannot be custodied by some of the largest custodians.  Instead, they trade on less liquid Canadian exchanges and have a large retail shareholder base.  In our view, this is the main reason why these stocks trade at large discounts to our estimates of their value despite such attractive characteristics.

Fortunately, we expect upcoming changes in federal regulations which will benefit the cannabis industry.  Public momentum is on their side, as over two-thirds of Americans believe marijuana should be legal (up from about 33% in 2000).  One such proposal is the SAFE Banking Act which was recently introduced in Congress and would lift the restrictions on banks to do business with cannabis companies.  Most experts we have spoken to expect SAFE (or some other piece of related legislation) to pass within the next year, which would allow these stocks to be listed on US exchanges and owned by institutional shareholders.  We believe this will be a significant catalyst to drive flows into these stocks and push prices up closer to intrinsic value.

Then there is the prospect of federal legalization or decriminalization of cannabis, which is probably the most notable piece of legislation that would impact the industry.  There is still some uncertainty about how this could take effect, but it is likely an inevitability that there will eventually be some sort of broad legalization.  On the one hand, this could allow more traditional supply/demand dynamics to take hold, which would impair the pricing power that certain companies currently enjoy.  On the other hand, it would massively increase the addressable market by unlocking a large swath of demand.  In the meantime, however, we expect the best operators may continue to earn large excess profits and build economic moats.  We believe the current market valuations of these operators are significantly undervalued regardless of how potential regulatory changes play out.

We currently have positions in three cannabis related securities – Trulieve, Cresco Labs and a cannabis ETF.  Trulieve has a dominant position in the highly attractive Florida market and is the most profitable large cannabis business in the US.  Cresco is the largest wholesaler in the industry and places a smaller emphasis on retail.  They have strategically positioned themselves to potentially benefit from the industry becoming more like a traditional consumer packaged good (CPG) category over time.  Finally, the AdvisorShares cannabis ETF owns a number of different companies in the cannabis industry.  While we have our views on which companies are best positioned currently, we also acknowledge that there is still a lot of uncertainty as to how the cannabis industry will evolve over time.  Because we think prices are broadly attractive across the industry, we think owning a basket of companies via an ETF is an effective way to diversify our investment outside of Trulieve and Cresco Labs. As our view on the future becomes clearer, we plan to allocate the ETF position into specific operating companies.

Intrepid Endurance Fund

In closing, we remain highly optimistic about the positioning of the Portfolio.  We ended the quarter with a cash level of 6%, which is materially consistent with the prior quarter but lower than what it has been over much of the last decade.  While this will likely result in more volatility than what the Fund has historically experienced, we expect this positioning – in great companies at attractive prices – has the potential to help mitigate and grow your capital over time.

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

1 BTIG Initiation Report (18B figure, 60B 2025 size), Cowen (100B 2030 figure).

2 Green Thumb Jan. 2021 Investor Presentation (cannabis>wine).

Earnings growth is not representative of the Fund’s future performance.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  You cannot invest directly in an index.   The index is used herein for comparative purposes in accordance with SEC regulations.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

April 12, 2021

Mark F. Travis, President/C.E.O.	Hunter Hayes
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE	Total Returns as of March 31, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	08/16/10	4.09%	4.09%	21.30%
Bloom Barc US Gov/Cred 1-5Y		-0.57%	-0.57%	1.90%
Bloomberg Barclays US Agg Bond Index		-3.37%	-3.37%	0.71%
ICE BofAML US Corporate Index		-4.49%	-4.49%	9.30%
ICE BofAML High Yield Index		0.90%	0.90%	23.31%

	Average Annualized Total Returns
	as of March 31, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.^	6.11%	5.73%	4.00%	4.27%
Bloom Barc US Gov/Cred 1-5Y	3.66%	2.33%	2.10%	2.92%
Bloomberg Barclays US Agg Bond Index	4.65%	3.10%	3.44%	4.24%
ICE BofAML US Corporate Index	6.17%	4.92%	5.03%	5.50%
ICE BofAML High Yield Index	6.52%	7.93%	6.31%	7.01%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2020, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.17%. The Fund’s Advisor has

Intrepid Income Fund

contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2022 such that total operating expense for the Income Fund-Institutional Share Class is 0.90%. The Net Expense for the Income Fund-Institutional Class is 0.91%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 4.60%; 30-Day Unsubsidized SEC Yield: 4.49%

April 12, 2021

Dear Fellow Shareholders,

Vaccines for COVID-19 have been distributed across the US at a blistering pace.  At the same time, a different type of vaccine is being injected into the American financial system.  It has also been administered at a rapid pace and has temporarily halted the spread of financial collapse.

We are speaking, of course, about money printing.  As the chart to the left shows, the M2 money stock has grown asymptotically since the onset of COVID-19.  In addition to M1, this measure also includes savings deposits and money market accounts.  Alongside direct injections of liquidity into American’s bank accounts, the Federal Reserve has administered this liquidity by purchasing corporate bonds and continuing to expand its balance sheet through Treasury purchases.

Many have applauded the Federal Reserve’s decision to rapidly inject money into the system.  After all, the dollars printed for stimulus programs, direct deposits, and corporate credit facilities kept many small businesses afloat and food on people’s tables.  Just like virologists had not seen something like COVID-19 before, economists had not seen anything like the rapid shutdowns that accompanied the virus.

But eventually, we must deal with the fallout from the borrowed money.  As the chart above shows, the velocity of money has fallen to a 60-year low. This measures the frequency a unit of currency is used.

Intrepid Income Fund

It is logical for the velocity of money to slow down as people hunker down at home.  But as consumption habits normalize, what will happen?  Many believe a resumption of normal activity will lead to elevated inflation that will be difficult for the Federal Reserve to control.  Others have argued that the velocity of money will not pick back up anytime soon, which could even lead to deflation. We believe our short duration credit strategy will likely continue to perform well in either scenario.

For now, the Federal Reserve’s “vaccine” has bolstered credit markets to new all-time highs.  Last week, yields for CCC-rated bonds, the riskiest slice of the market, dropped to an all-time low of 6.10%.  This time last year, there was over $1 trillion of distressed bonds and loans in just the US alone, which today has shriveled to less than $100 billion, according to Bloomberg.  Any and every high yield issuer is rushing to lock in record-low rates as primary supply continues to vaporize previous records.  There remain plenty of attractive securities amidst the frothiness, but we believe it has never been more important to know and understand the businesses to which one lends capital.

Fixed income performance in the first quarter was mixed.  Rates rose to welcome the new decade, with the 10-Year Treasury ending the quarter at 1.74%, nearly double its yield to start the year.  Accordingly, the duration-heavy Bloomberg Barclays US Aggregate Index (the “Barclays Aggregate Index”) dropped -3.37% for the quarter ended March 31, 2021 and the ICE BofAML US Corporate Index (the “Corporate Index”) returned -4.49% over the same period.  On the other hand, riskier debt continued its recovery, with the ICE BofAML High Yield Index (the “HY Index”) gaining 0.90% in the quarter.  The shorter-duration Bloomberg Barclays US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) returned -0.57% over the same period.  We are pleased to report that The Intrepid Income Fund (the “Fund”) gained 4.09% for the quarter ended March 31, 2021.

We also report semiannual results given the Fund’s 9/30 fiscal year end. For the first six months of the Fund’s fiscal year, the Fund gained 11.83%.  This compares to a loss of -2.73% for the Barclays Aggregate Index and a loss of -1.64% for the Corporate Index.  The 1-5 Year TR Index lost -0.25% and the HY Index gained 7.44% over the same period.

Our performance vs. benchmarks is summarized in the table below.

Relevant Benchmarks vs.	3 Months Ended	6 Months Ended
ICMUX Performance	3/31/2021	3/31/2021
Bloomberg Barclays US Govt/
Credit 1-5 Year Total Return USD Index	-0.57%	-0.25%
Bloomberg Barclays US Aggregate Index	-3.37%	-2.73%
ICE BofAML US Corporate Index	-4.49%	-1.64%
ICE BofAML High Yield Index	0.90%	7.44%
Intrepid Income Fund	4.09%	11.83%

Intrepid Income Fund

The Fund’s success during the first calendar quarter was primarily attributable to security selection, but we also benefited from a positive overall environment for risk assets.  Additionally, we are very pleased with how our short duration focus has protected your capital in the face of rising rates.

Our top contributors for the three months ended 3/31/2021 included:

•
GRTWST 9.0% due 9/30/2021 – We have written about our Great Western thesis in previous commentaries, so we will not rehash the entire thing.  The company’s 9% bonds plunged this time last year on the back of negative oil prices, but we believed this Colorado-based producer had low enough leverage, robust enough hedges, and adequate liquidity to refinance its notes, so we purchased more at around 60 cents on the dollar.

We face a difficult choice in fixed income markets when a position we own gaps down.  Given the binary nature of  bonds, conviction becomes paramount in the heat of this sort of volatility.  We went into April with a conservative enough weight in GRTWST that we were comfortable doubling down on our position.  We have a rule that when a position trades down significantly, we must either add or sell, forcing us to have a view.

Great Western had been talking about refinancing its notes well before the bonds sold off.  In fact, as the chart to the left shows, we added to our position at what we thought was an attractive yield last January.  Then the pandemic hit!  As COVID-19 infected markets with fear, we spoke with other GRTWST lenders, as well as the company, and became confident the notes would be refinanced.  In June, we purchased more bonds at close to a 50% yield.  The bonds traded sideways for the next few months, despite the overall recovery in energy.

In February, we finally received a call from Barclays’ credit syndicate about Great Western’s refinancing.  At the time, GRTWST’s year-end leverage was only 1.6x and the company was roughly 90% hedged in 2021 at prices that would lock in free cash flow generation.  Still, exiting bondholders, including us, played hardball, and demanded that the existing GRTWST equity holders make some credit-positive concessions to make a new issue more attractive.

The biggest concession came from one of the company’s largest equity investors. This shareholder agreed to roll its preferred equity, with a large

Intrepid Income Fund

dollar coupon, into common stock, saving the company considerable amounts of cash interest.  Concurrently, this experienced, institutional energy investor became the majority equity holder, which we believe puts the company in a great position.  Lastly, other existing equity investors poured a modest amount of additional capital into the business and the company carved out 2nd lien capacity on the existing credit agreement, giving GRTWST’s new notes a better spot in the capital structure.  In short, other investors recognized the value of the company’s assets which lifted the price of our notes.

As we continued to gain conviction that the old  GRTWST notes were going to roll into a new issue, we purchased even more GRTWST 9% notes in the low 70s.  Shortly after that purchase, our entire position was called at par, earning us a substantial return.

Great Western is not the typical sort of position in our Portfolio, but it showcases how our credit process paid off during one of the sharpest selloffs in short-duration energy bonds ever.  Given our knowledge of GRTWSTs credit situation, and our relatively small weight going into the selloff, we were able to deploy capital opportunistically when we saw a mispricing.  We did this knowing the risks, but believing we had a sufficient margin of safety such that, even in a worst-case scenario (bankruptcy), we would likely have had a good recovery.

•
TK 5% due 1/15/2023 – Teekay Corporation’s busted convertible notes remain one of our favorite positions.  This small, unrated, and misunderstood debt issue has continued to shine since we started nibbling on it in the low-80s.  Both of TK’s daughter companies are continuing to perform well as LNG demand returns and tanker day rates have steadied.  We believe this parent company will attempt a global refinancing later this year, meaning these convertible notes still likely carry a double-digit yield, despite trading in the mid-90s at the time this letter was written.

•
TPB 2.5% due 7/15/2024 – Turning Point Brand’s business continued to crush expectations, resulting in a tremendous run-up in the stock and, hence, the convertible debt we purchased.  Since these converts are no longer “busted,” we have reduced our position substantially.  We still believe the business is potentially poised for continued outperformance on the back of its Stoker’s and Zig-Zag brands, but we have no interest in holding onto convertible notes without a positive yield.  We happily participated in TPB’s debut high yield bond offering in February, which we discuss below.  Our equity counterparts also continue to love TPB’s common stock.

Both TPB and GRTWST were also top contributors for the six months ended 3/31/2021, along with:

•	WETF 4.25% due 6/16/2023 – Similar to TPB, Wisdom Tree Investments’ business has performed exceptionally since our purchase and the stock has nearly

Intrepid Income Fund

doubled on the back of sanguine market conditions. The convertible notes we purchased are no longer busted, so we have substantially reduced our position.

We had only one material detractor for the three- and six-month periods ended 3/31/2021:

•
GRTWST 12% due 9/01/2025 – As we discussed above, Great Western refinanced its debt in February.  The new notes, which we purchased upon issuance, have scarcely traded as bondholders await news on the company’s new capital plan.  These new notes come with a special M&A call at 110 cents on the dollar if the company merges or is acquired in the first 12 months.  We believe that GRTWST is a good M&A target, especially given the recent trend of consolidation in the DJ Basin.  Regardless of whether the company is acquired or not, we believe the company’s low leverage and solid liquidity profile position it well to succeed as oil and gas prices continue to recover and cash flow generation improves.

The Income Fund had seven corporate bond positions that were called or matured in the first calendar quarter.  We also reduced several positions as they hit our internal yield bogey, selling out of our Nordstrom 6.95% Notes due 3/15/2028 and ServiceMaster 7.45% Notes due 8/15/2027, entirely.  The proceeds from the bonds that were called, sold, or matured were redeployed into a mixture of existing positions and new positions from borrowers we have lent to before, including:

•
TRGP 9.5% Perpetual Preferred – Targa Resources is an operator of crude and natural gas gathering and processing assets. The company is squarely focused on deleveraging, as it believes it is close to ratings improvements.  We have owned a different issue of TRGP preferred stock in the past, which was called by the company this past December.

This preferred issue, which was also partially paid down in December, carries a high dividend and is currently callable at 110 cents on the dollar before dropping to 105 cents on the dollar in 2022.  We purchased this security at 105.25 cents on the dollar, which works out to over a 9% yield-to-worst.  We believe that TRGP will prioritize paying down this high-cost issue as it cleans up its balance sheet and that there exists asymmetric upside relative to the risk.

•
VTOL 6.875% due 3/01/2028 – Bristow Group provides offshore helicopter services to international energy companies, plus search and rescue operations for the UK government.  We purchased a small weight in this new issue after our old notes, which were originally issued by ERA Group before it merged with Bristow, were called.  The new issue has collateral coverage of 2.6x per 3rd party appraisal, and leverage is relatively light at 2.1x.

•
CURA 10.25% Revolving Credit Facility – We have written extensively about our Curaleaf thesis.  When the company did a small, $50 million drive-by in January, we decided to participate. The terms and protections of this

Intrepid Income Fund

revolving credit facility are the same as the existing term loan we own. We expect both issues to be called next January.

•
GRTWST 12% due 9/01/2025 – As discussed above, we rolled into Great Western’s new issue, which has a favorable position in the capital structure, a fat coupon, and a special M&A call.  We believe these notes will do well as oil and gas prices continue to recover.

•
TPB 5.625% due 2/15/2026 – TPB tapped the high yield market for the first time in February, raising $250 million for a war chest to continue its buy-and-build strategy.  We believe TPB’s management is best-in-class[1] and has demonstrated the ability to make sound acquisitions that lead to value creation.  The deal was well-oversubscribed, with the bonds trading up several points off the break.  Net leverage remains manageable at ~3.1x and we expect the company to continue potentially generating plenty of free cash flow to offset its acquisitiveness.

•
VSTO 4.5% due 3/15/2029 – Vista Outdoor is another issuer whose bonds we rolled into after our 2023 notes were called.  We continue to love VSTO’s core business, focused on outdoor sports and recreational activities, and believe that the extra dollars raised by this issue will allow the company to continue making accretive acquisitions.  Although the coupon is relatively low, especially for the duration, we feel the strong cash flow profile justifies holding a small position, which we will add to opportunistically.

We remain cautiously optimistic about the prospects for economic recovery, and continue to hunt for short-dated, high-yielding securities issued by credit-worthy companies.  We endeavor to find securities that do not operate with an unhealthy reliance upon the mercurial credit window, preferring those rare borrowers that view leverage as a bridge to a destination, not an endless highway with increasingly expensive fuel stops.

We anticipate some volatility over the next several quarters, which may present excellent buying opportunities in credit markets, and remain committed to our short duration bias as an organic way to maintain some “dry powder”.

Top Ten Holdings	(% of Net Assets)

Curaleaf, Inc., 1/10/24, 13.0000%	5.4%
Teekay, 1/15/23, 5.000%	4.1%
Great Western Petroleum,
9/01/25, 12.000%	3.9%
Trulieve Cann., 6/18/24, 9.750%	3.9%
Targa Resources Preferred,
perpetual, 9.500%	3.9%
Oppenheimer, 10/01/25, 5.500%	3.7%
Meredith, 2/01/26, 6.875%	3.2%
Matador Resources, 9/15/26, 5.875%	3.1%
Caleres, 8/15/23, 6.250%	3.1%
Edgewell Personal Care,
05/24/22, 4.700%	2.9%

Top ten holdings are as of March 31, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Looking back over the past year, we could not be more pleased with the way our strategy has worked.  Going into last March, we were able to redeploy cash from maturing short duration positions into attractive, sometimes longer-dated positions at a time when liquidity was hard to come by.  At certain times, it was

Intrepid Income Fund

almost a “name your price” exercise, where forced sellers had no choice but to unload creditworthy positions at deep discounts.

As the graph below shows, our short duration bias hedged us from the brunt of last year’s selloff and allowed us to quickly redeploy capital at great prices.  We have slowly trimmed or sold many of the positions we piled into as those credits hit our yield bogeys, but we believe we will have ample opportunities to purchase bargain securities in the future as more bargains avail themselves.

As we discussed earlier, a debate is raging on whether inflation might accelerate on the back of unprecedented money printing.  We have no superior forecasting ability when it comes to something as complex as inflation.  We do, however, take solace in how our short-duration bias and careful credit work has helped preserve capital and rewarded investor capital over the past year, and continue to believe our strategy will aim to generate attractive absolute returns.

In the event inflation does begin dislodging stubbornly low yields on certain longer-dated, creditworthy fixed income securities, we will have the nimbleness, afforded by our short duration bias, to redeploy capital if/when we deem it to be an attractive opportunity for the commensurate risk.

Thank you for your investment.

Sincerely,

Mark F. Travis, President	Hunter Hayes
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Intrepid Income Fund

Mutual fund investing involves risk. Principal loss is possible.

All investments involve risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. The ICE BofAML High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. The ICE BofAML US Corporate tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market. Index The ICE BofAML High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. You cannot invest directly in an index.  The indices referenced above are used herein for comparative purposes in accordance with SEC regulations.

[1]
“Best-in-class” is solely an opinion and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class”.

Yield-to-Worst is the lowest yield an investor can expect when investing in a callable bond. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

30-Day SEC Yield (subsidized/unsubsidized) represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2021 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2020 through March 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2021 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2020 -
	October 1, 2020	March 31, 2021	March 31, 2021
Actual	$1,000.00	$1,204.10	$7.69
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2020 -
	October 1, 2020	March 31, 2021	March 31, 2021
Actual	$1,000.00	$1,205.70	$6.32
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2020 -
	October 1, 2020	March 31, 2021	March 31, 2021
Actual	$1,000.00	$1,325.10	$7.83
Hypothetical (5% return
before expenses)	1,000.00	1,018.20	6.79

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period. Expense waiver of 1.30% was implemented on January 22, 2021.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2021 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2020 -
	October 1, 2020	March 31, 2021	March 31, 2021
Actual	$1,000.00	$1,325.80	$6.67
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2020 -
	October 1, 2020	March 31, 2021	March 31, 2021
Actual	$1,000.00	$1,118.30	$4.81
Hypothetical (5% return
before expenses)	1,000.00	1,020.39	4.58

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2021 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$40,636,625
Corporate Bonds	12,383,473
Convertible Bonds	2,800,526
Real Estate Investment Trust (REIT)	1,642,637
Cash*	1,216,201
$58,679,462

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2021 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Consumer Discretionary	$15,719,250
Information Technology	12,528,250
Communication Services	12,461,099
Industrials	11,211,637
Consumer Staples	9,030,434
Health Care	8,476,591
Exchange-Traded Funds	8,026,538
Financials	3,657,577
Real Estate Investment Trust (REIT)	2,087,006
Convertible Bond	916,694
Cash*	5,376,954
$89,492,030

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2021 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$79,912,396
Bank Loans	22,569,403
Convertible Bonds	21,396,662
Convertible Preferred Stock	5,305,244
Common Stock	4,025,845
Asset-Backed Securities	1,334,035
Warrants	227,365
Cash*	2,907,913
$137,678,863

*	Cash, cash equivalents and other liabilities less assets.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS - 69.25%	Shares	Value
Capital Goods - 1.92%
Acuity Brands, Inc.	6,816	$1,124,640

Commercial & Professional Services - 5.12%
Copart, Inc. (a)	17,303	1,879,279
IAA, Inc. (a)	20,472	1,128,826
		3,008,105

Consumer Durables & Apparel - 3.76%
Skechers U.S.A., Inc. - Class A (a)	52,965	2,209,170

Diversified Financials - 6.28%
Berkshire Hathaway, Inc. - Class B (a)	7,807	1,994,454
Jefferies Financial Group, Inc.	56,098	1,688,550
		3,683,004

Food, Beverage & Tobacco - 4.31%
Becle SAB de CV (b)	613,543	1,399,417
Turning Point Brands, Inc.	21,619	1,127,863
		2,527,280

Health Care Equipment & Services - 1.50%
CVS Health Corp.	11,673	878,160

Media & Entertainment - 18.00%
Alphabet, Inc. - Class A (a)	1,013	2,089,333
Electronic Arts, Inc.	11,572	1,566,502
InterActiveCorp (a)	9,028	1,952,847
Match Group, Inc. (a)	8,418	1,156,465
Take-Two Interactive Software, Inc. (a)	9,872	1,744,382
Twitter, Inc. (a)	32,272	2,053,467
		10,562,996

Pharmaceuticals, Biotechnology & Life Sciences - 4.99%
Trulieve Cannabis Corp. (a)(b)	64,392	2,928,306

Real Estate - 2.47%
FRP Holdings, Inc. (a)	29,429	1,448,495

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

COMMON STOCKS - 69.25% (continued)	Shares	Value
Retailing - 6.15%
Dollar General Corp.	8,554	$1,733,211
The TJX Companies, Inc.	28,357	1,875,816
		3,609,027

Software & Services - 13.30%
Accenture PLC - Class A (b)	7,240	2,000,050
Dropbox, Inc. - Class A (a)	47,129	1,256,459
Mastercard, Inc. - Class A	3,770	1,342,309
Visa, Inc. - Class A	6,195	1,311,667
WNS Holdings Ltd. - ADR (a)(b)	26,170	1,895,755
		7,806,240

Technology Hardware & Equipment - 1.45%
Fabrinet (a)(b)	9,417	851,202
TOTAL COMMON STOCKS (Cost $26,261,147)		40,636,625

REAL ESTATE INVESTMENT TRUST (REIT) - 2.80%
Real Estate - 2.80%
PotlatchDeltic Corp.	31,040	1,642,637
TOTAL REIT (Cost $978,514)		1,642,637

CONVERTIBLE BONDS - 4.77%	Principal Amount
Diversified Financials - 1.32%
WisdomTree Investments, Inc.
4.250%, 06/15/2023 (c)	$625,000	774,625

Energy - 1.35%
Teekay Corp.
5.000%, 01/15/2023 (b)	837,000	792,020

Real Estate - 2.10%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	1,185,000	1,233,881
TOTAL CONVERTIBLE BONDS
(Cost $2,496,864)		2,800,526

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CORPORATE BONDS - 21.11%	Principal Amount	Value
Automobiles & Components - 2.78%
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (b)(c)	$1,632,000	$1,632,000

Consumer Services - 2.79%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	1,587,000	1,634,610

Energy - 3.56%
Great Western Petroleum LLC
12.000%, 09/01/2025 (c)	1,500,000	1,350,000
Murphy Oil Corp.
6.875%, 08/15/2024	724,000	741,195
		2,091,195

Food & Staples Retailing - 2.13%
Ingles Markets, Inc.
5.750%, 06/15/2023	1,234,000	1,247,099

Food, Beverage & Tobacco - 1.00%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (c)	564,000	586,560

Industrials - 2.02%
Icahn Enterprises LP
6.750%, 02/01/2024	1,158,000	1,184,055

Pharmaceuticals, Biotechnology & Life Sciences - 1.84%
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (b)	1,005,000	1,081,494

Retailing - 2.26%
Caleres, Inc.
6.250%, 08/15/2023	1,315,000	1,328,150

Telecommunication Services - 2.73%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (c)	1,500,000	1,598,310
TOTAL CORPORATE BONDS
(Cost $12,456,018)		12,383,473

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

SHORT-TERM INVESTMENT - 0.00%	Shares	Value
Money Market Fund - 0.00%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (d)	1,026	$1,026
TOTAL SHORT-TERM INVESTMENT
(Cost $1,026)		1,026
Total Investments (Cost $42,193,569) - 97.93%		57,464,287
Other Assets in Excess of Liabilities - 2.07%		1,215,175
TOTAL NET ASSETS - 100.00%		$58,679,462

ADR - American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2021, the value of these investments was $7,576,105, or 12.91% of total net assets.

(d)	Rate listed is the 7-day effective yield.

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS - 81.67%	Shares	Value
Capital Goods - 2.41%
Acuity Brands, Inc.	13,050	$2,153,250

Commercial & Professional Services - 10.12%
Franklin Covey Co. (a)	92,321	2,611,761
IAA, Inc. (a)	47,651	2,627,476
SP Plus Corp. (a)	116,473	3,819,150
		9,058,387

Consumer Durables & Apparel - 9.34%
LGI Homes, Inc. (a)	28,138	4,201,285
Skechers U.S.A., Inc. - Class A (a)	99,559	4,152,606
		8,353,891

Diversified Financials - 4.09%
Cboe Global Markets, Inc.	13,630	1,345,145
Jefferies Financial Group, Inc.	76,825	2,312,432
		3,657,577

Food, Beverage & Tobacco - 5.87%
Becle SAB de CV (b)	1,091,871	2,490,424
Turning Point Brands, Inc.	53,000	2,765,010
		5,255,434
Media & Entertainment - 13.92%
Angi, Inc. (a)	118,819	1,544,647
InterActiveCorp (a)	11,537	2,495,568
Take-Two Interactive Software, Inc. (a)	35,407	6,256,417
The Madison Square Garden Corp. - Class A (a)	12,061	2,164,467
		12,461,099

Pharmaceuticals, Biotechnology & Life Sciences - 13.69%
Cresco Labs, Inc. (a)(b)	302,000	3,775,000
Trulieve Cannabis Corp. (a)(b)	186,396	8,476,591
		12,251,591

Retailing - 8.23%
Burlington Stores, Inc. (a)	10,225	3,055,230
Etsy, Inc. (a)	10,626	2,142,945

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

COMMON STOCKS - 81.67% (continued)	Shares	Value
Retailing - 8.23% (continued)
Five Below, Inc. (a)	11,359	$2,167,184
		7,365,359

Software & Services - 10.17%
Dropbox, Inc. - Class A (a)	112,263	2,992,932
Keywords Studios PLC (a)(b)	54,157	1,921,779
WNS Holdings Ltd. - ADR (a)(b)	57,795	4,186,670
		9,101,381

Technology Hardware & Equipment - 3.83%
Fabrinet (a)(b)	19,886	1,797,496
Silicom Ltd. (a)(b)	36,112	1,629,373
		3,426,869
TOTAL COMMON STOCKS (Cost $50,291,168)		73,084,838

EXCHANGE-TRADED FUNDS - 8.97%
AdvisorShares Pure US Cannabis (a)	147,000	6,232,800
iShares Gold Trust (a)	110,316	1,793,738
TOTAL EXCHANGE-TRADED FUNDS
(Cost $7,927,407)		8,026,538

REAL ESTATE INVESTMENT TRUST (REIT) - 2.33%
Real Estate - 2.33%
PotlatchDeltic Corp.	39,437	2,087,006
TOTAL REIT (Cost $1,489,496)		2,087,006

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CONVERTIBLE BOND - 1.02%	Principal Amount	Value
Diversified Financials - 1.02%
EZCORP, INC.
2.875%, 07/01/2024	$995,000	$916,694
TOTAL CONVERTIBLE BOND (Cost $870,045)		916,694
Total Investments (Cost $60,578,116) - 93.99%		84,115,076
Other Assets in Excess of Liabilities - 6.01%		5,376,954
TOTAL NET ASSETS - 100.00%		$89,492,030

ADR - American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2021 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	04/21/2021	USD	590,292	GBP	444,000	$(21,849)
State Street Bank	04/21/2021	USD	2,276,017	GBP	1,640,000	14,957
State Street Bank	09/09/2021	USD	1,706,422	MXN	36,915,000	(66,503)
						$(73,395)

GBP - British Pound
MXN - Mexican Peso
USD - U.S. Dollar

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

ASSET-BACKED SECURITIES - 0.97%	Principal Amount	Value
Transportation - 0.97%
Continental Airlines 2000-2 Class A-1
Pass Through Trust
7.707%, 10/02/2022 (a)	$2,494	$2,494
UAL 2007-1 Pass Through Trust
6.636%, 01/02/2024	1,294,902	1,331,541
TOTAL ASSET-BACKED SECURITIES
(Cost $1,347,620)		1,334,035

BANK LOANS - 16.39%
Consumer Services - 16.39%
Acreage Holdings, Inc. 15.000%, 04/01/2021 (b)	3,500,000	3,638,950
Curaleaf, Inc. R/C 10.250%, 06,30,2021 (b)	4,000,000	3,997,500
Curaleaf, Inc. T/L 13.000%, 06/30/2021 (b)	6,750,000	7,391,250
RailWorks Corp. 6.500%
(3 Month LIBOR USD + 0.550%), 06/30/2021 (c)	2,305,707	2,324,440
Watlow Electric Manufacturing Co. 4.500%
(3 Month LIBOR USD + 0.400%), 03/02/2028 (c)	2,500,000	2,500,013
WDB Holding PA, Inc. 12.785%, 12/18/2024 (b)	2,500,000	2,717,250
TOTAL BANK LOANS (Cost $21,743,595)		22,569,403

COMMON STOCK - 2.93%
Diversified Financials - 2.93%
Choice Consolidation Corp. (d)	406,651	4,025,845
TOTAL COMMON STOCK (Cost $4,064,158)		4,025,845

CONVERTIBLE BONDS - 15.54%
Capital Goods - 0.18%
Tutor Perini Corp.
2.875%, 06/15/2021	249,000	252,579

Diversified Financials - 5.43%
EZCORP, Inc.
2.875%, 07/01/2024	3,806,000	3,506,468
2.375%, 05/01/2025	2,000,000	1,638,750

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CONVERTIBLE BONDS - 15.54% (continued)	Principal Amount	Value
Diversified Financials - 5.43% (continued)
WisdomTree Investments, Inc.
4.250%, 06/15/2023 (a)	$1,875,000	$2,323,875
		7,469,093
Energy - 4.13%
Teekay Corp.
5.000%, 01/15/2023 (d)	6,011,000	5,687,970

Food, Beverage & Tobacco - 1.74%
Turning Point Brands, Inc.
2.500%, 07/15/2024	1,970,000	2,394,781

Real Estate - 2.48%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	3,279,000	3,414,259

Telecommunication Services - 1.58%
Liberty Latin America Ltd.
2.000%, 07/15/2024 (d)	2,201,000	2,177,980
TOTAL CONVERTIBLE BONDS
(Cost $18,842,809)		21,396,662

CONVERTIBLE PREFERRED STOCK - 3.85%
Energy - 3.85%
Targa Resources Corp. (a)	5,000	5,305,244
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $5,262,500)		5,305,244

CORPORATE BONDS - 58.04%
Automobiles & Components - 1.27%
Nexteer Automotive Group Ltd.
5.875%, 11/15/2021 (a)(d)	1,744,000	1,744,000

Capital Goods - 1.12%
Terex Corp.
5.625%, 02/01/2025 (a)	1,500,000	1,542,195

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CORPORATE BONDS - 58.04% (continued)	Principal Amount	Value
Consumer Durables & Apparel - 4.08%
Levi Strauss & Co.
5.000%, 05/01/2025	$34,000	$34,684
LGI Homes, Inc.
6.875%, 07/15/2026 (a)	2,500,000	2,615,625
Vista Outdoor, Inc.
4.500%, 03/15/2029 (a)	3,000,000	2,973,990
		5,624,299

Consumer Services - 4.37%
Boyd Gaming Corp.
6.375%, 04/01/2026	164,000	169,307
6.000%, 08/15/2026	3,438,000	3,588,157
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (a)	2,188,000	2,253,640
		6,011,104

Diversified Financials - 5.69%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	2,569,000	2,684,605
Oppenheimer Holdings, Inc.
5.500%, 10/01/2025	4,970,000	5,143,950
		7,828,555

Energy - 12.98%
Bristow Group, Inc.
6.875%, 03/01/2028 (a)	2,500,000	2,496,587
Great Western Petroleum LLC
12.000%, 09/01/2025 (a)	6,000,000	5,400,000
Matador Resources Co.
5.875%, 09/15/2026	4,442,000	4,330,950
Murphy Oil Corp.
6.875%, 08/15/2024	1,874,000	1,918,508
Teekay Corp.
9.250%, 11/15/2022 (a)(d)	3,700,000	3,727,750
		17,873,795

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CORPORATE BONDS - 58.04% (continued)	Principal Amount	Value
Food & Staples Retailing - 1.69%
Ingles Markets, Inc.
5.750%, 06/15/2023	$2,296,000	$2,320,372

Food, Beverage & Tobacco - 1.83%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (a)	2,426,000	2,523,040

Funds, Trusts, and Other Financial Vehicles - 1.59%
Icahn Enterprises LP
6.750%, 02/01/2024	2,146,000	2,194,285

Household & Personal Products - 2.93%
Edgewell Personal Care Co.
4.700%, 05/24/2022	3,860,000	4,041,131

Materials - 0.62%
New Gold, Inc.
6.375%, 05/15/2025 (a)(c)	824,000	850,265

Media & Entertainment - 6.13%
Meredith Corp.
6.875%, 02/01/2026	4,262,000	4,376,541
Rackspace Technology Global, Inc.
5.375%, 12/01/2028 (a)	1,500,000	1,528,050
Speedway Motorsports LLC
4.875%, 11/01/2027 (a)	2,533,000	2,539,333
		8,443,924

Merchant Wholesalers, Nondurable Goods - 2.44%
KeHE Distributors LLC
8.625%, 10/15/2026 (a)	3,010,000	3,355,683

Personal and Laundry Services - 0.20%
Photo Holdings Merger Sub, Inc.
8.500%, 10/01/2026 (a)	250,000	271,367

Pharmaceuticals, Biotechnology & Life Sciences - 3.90%
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (d)	4,986,000	5,365,504

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

CORPORATE BONDS - 58.04% (continued)	Principal Amount	Value
Rental and Leasing Services - 0.14%
Ford Motor Credit Co. LLC
1.044% (3 Month LIBOR
USD + 0.810%), 04/05/2021 (c)	$192,000	$192,000

Retailing - 4.09%
Caleres, Inc.
6.250%, 08/15/2023	4,212,000	4,254,120
GameStop Corp.
10.000%, 03/15/2023 (a)	1,218,000	1,275,094
L Brands, Inc.
5.625%, 10/15/2023	100,000	108,687
		5,637,901

Telecommunication Services - 2.97%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (a)	2,645,000	2,818,354
Cincinnati Bell Telephone Co LLC
6.300%, 12/01/2028	1,158,000	1,274,622
		4,092,976
TOTAL CORPORATE BONDS
(Cost $77,884,628)		79,912,396

WARRANTS - 0.17%
Consumer Services - 0.17%
Acreage Holdings, Inc. - Class D
Expiration: 10/30/2024, Exercise Price: $3.01	49,833	498
Acreage Holdings, Inc. - Class E
Expiration: 10/30/2024, Exercise Price: $3.15	111,209	226,867
TOTAL WARRANTS (Cost $0)		227,365

See notes to financial statements.

Intrepid Funds

SCHEDULE OF INVESTMENTS (continued)
March 31, 2021 (Unaudited)

SHORT-TERM INVESTMENT - 5.15%	Shares	Value
Money Market Fund - 5.15%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (e)	7,092,321	$7,092,321
TOTAL SHORT-TERM INVESTMENT
(Cost $7,092,321)		7,092,321
Total Investments (Cost $136,237,631) - 103.04%		141,863,271
Liabilities in Excess of Other Assets - (3.04%)		(4,184,408)
TOTAL NET ASSETS - 100.00%		$137,678,863

Percentages are stated as a percent of net assets.

(a)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2021, the value of these investments was $45,546,586, or 33.08% of total net assets.

(b)	The rate listed is a fixed rate.
(c)	Variable rate security. The rate listed is as of March 31, 2021.
(d)	Foreign Issued Security.
(e)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2021 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)	$57,464,287	$84,115,076	$141,863,271
Income receivable	312,874	10,066	2,253,558
Receivable for fund shares sold	11,305	80,910	160,935
Receivable for investments sold	294,297	129,135	—
Cash	—	5,337,307	—
Deposit for forwards at broker	860,000	—	—
Other assets	36,805	50,227	25,222
Total assets	58,979,568	89,722,721	144,302,986

LIABILITIES:
Payable for fund shares redeemed	139,643	9,135	358,226
Payable for loans outstanding	13,000	—	—
Payable for investment securities purchased	—	—	6,023,750
Depreciation on forward currency contracts	—	73,395	—
Payable to Investment Adviser	29,178	55,532	73,175
Payable to Trustees	4,209	3,688	6,408
Payable to Custodian	3,079	—	2,882
Distribution payable	33,495	—	107,641
Accrued distribution fees	8,495	10,835	—
Other expenses payable	69,007	78,106	52,041
Total liabilities	300,106	230,691	6,624,123
Total net assets	$58,679,462	$89,492,030	$137,678,863
NET ASSETS CONSIST OF:
Capital stock	$70,659,290	$69,321,756	$134,921,724
Total distributable earnings	(11,979,828)	20,170,274	2,757,139
Total net assets	$58,679,462	$89,492,030	$137,678,863
Investor Class
Net assets	$21,219,262	$50,743,030	$—
Shares outstanding	1,863,376	2,718,148	—
Institutional Class
Net assets	37,460,200	38,749,000	137,678,863
Shares outstanding	3,282,647	2,012,715	14,252,217
Total shares outstanding (unlimited
shares of no par value authorized)	5,146,023	4,730,863	14,252,217
Investor Class Net asset value, offering
and redemption price per share(2)	$11.39	$18.67	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.41	$19.25	$9.66
(1) Cost of Investments	$42,193,569	$60,578,116	$136,237,631
(2)    If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2021 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$334,890	$92,189	$—
Interest income	611,859	15,673	4,455,854
Total investment income	946,749	107,862	4,455,854
Advisory fees (See Note 3)	297,151	359,589	433,369
Administration fees	38,118	41,606	51,137
Shareholder servicing fees and expenses	31,212	30,747	24,506
Fund accounting fees	31,207	30,794	25,145
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	26,568	59,558	—
Audit fees	20,251	21,406	20,251
Federal and state registration	16,744	13,580	9,828
Trustees fees and expenses	7,231	7,119	11,872
Legal fees	5,530	6,013	4,725
Custody fees	5,000	3,604	6,165
Reports to shareholders	3,878	4,368	2,030
Insurance	3,773	2,940	2,758
Miscellaneous	3,045	3,297	3,717
Interest fees	16	—	2,933
Total expenses before Adviser waiver	489,724	584,621	598,436
Expenses waived by Adviser (See Note 3)	(121,416)	(120,949)	(75,460)
Total net expenses	368,308	463,672	522,976
Net investment income (loss)	578,441	(355,810)	3,932,878
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:	—	—	—
Investments and foreign currency translation	1,192,443	11,596,058	2,900,374
Forward currency contracts	(202,210)	(137,463)	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	9,466,698	7,771,455	5,669,713
Forward currency contracts	115,212	(77,548)	—
Net realized and unrealized gain	10,572,143	19,152,502	8,570,087
Net increase in net assets
resulting from operations	$11,150,584	$18,796,692	$12,502,965

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
OPERATIONS:
Net investment income	$578,441	$1,165,664
Net realized gain (loss) on investments
and foreign currency translation	990,233	(2,042,156)
Net change in unrealized
appreciation (depreciation)	9,581,910	(2,100,820)
Net increase (decrease) in assets
resulting from operations	11,150,584	(2,977,312)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(272,052)	(1,373,585)
Net dividends and distributions
to shareholders - Institutional Class	(501,197)	(3,242,240)
Total dividends and distributions	(773,249)	(4,615,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	443,330	853,600
Proceeds from shares sold - Institutional Class	285,827	1,111,157
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	258,863	1,320,299
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	470,855	3,045,079
Cost of shares redeemed - Investor Class(1)	(3,186,186)	(14,012,162)
Cost of shares redeemed - Institutional Class(2)	(14,197,387)	(39,662,657)
Net decrease in net assets
from capital share transactions	(15,924,698)	(47,344,684)

TOTAL DECREASE IN NET ASSETS	(5,547,363)	(54,937,821)

NET ASSETS:
Beginning of Period	64,226,825	119,164,646
End of Period	$58,679,462	$64,226,825

(1)	Net of redemption fees of $2 and $24, respectively.
(2)	Net of redemption fees of $0 and $310, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
OPERATIONS:
Net investment income loss	$(355,810)	$(291,871)
Net realized gain (loss) on investments
and foreign currency translation	11,458,595	(6,847,890)
Net change in unrealized appreciation	7,693,907	8,906,486
Net increase in assets resulting from operations	18,796,692	1,766,725

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	—	(383,569)
Net dividends and distributions
to shareholders - Institutional Class	—	(223,243)
Total dividends and distributions	—	(606,812)

CAPITAL SHARE TRANSACTIONS:
Net assets from merger – Investor Class (Note 10)	18,311,674	—
Proceeds from shares sold - Investor Class	2,075,834	1,783,407
Proceeds from shares sold - Institutional Class	17,364,852	1,051,653
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	—	377,090
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	221,653
Cost of shares redeemed - Investor Class(1)	(21,194,464)	(15,427,344)
Cost of shares redeemed - Institutional Class(2)	(4,117,425)	(12,503,395)
Net increase (decrease) in net assets
from capital share transactions	12,440,471	(24,496,935)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	31,237,163	(23,337,022)

NET ASSETS:
Beginning of Period	58,254,867	81,591,889
End of Period	$89,492,030	$58,254,867

(1)	Net of redemption fees of $263 and $1,067, respectively.
(2)	Net of redemption fees of $0 and $83, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
	(Unaudited)
OPERATIONS:
Net investment income	$3,932,878	$4,097,351
Net realized gain (loss) on investments
and foreign currency translation	2,900,374	(775,788)
Net change in unrealized
appreciation (depreciation)	5,669,713	(418,784)
Net increase in assets resulting from operations	12,502,965	2,902,779

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(3,946,130)	(4,092,710)
Total dividends and distributions	(3,946,130)	(4,092,710)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	42,397,447	56,780,936
Proceeds from shares issued to holders
in reinvestment of dividends	3,423,348	3,511,163
Cost of shares redeemed(1)	(11,894,368)	(22,578,640)
Net increase in net assets from
capital share transactions	33,926,427	37,713,459

TOTAL INCREASE IN NET ASSETS	42,483,262	36,523,528

NET ASSETS:
Beginning of Period	95,195,601	58,672,073
End of Period	$137,678,863	$95,195,601

(1)	Net of redemption fees of $61 and $810, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.58		$10.28	$11.64	$11.92	$11.62	$10.56
OPERATIONS:
Net investment income(1)(2)	0.10		0.11	0.24	0.19	0.16	0.26
Net realized and unrealized
gain (loss) on
investment securities	1.85		(0.31)	(1.21)	(0.04)	0.62	1.07
Total from operations(3)	1.95		(0.20)	(0.97)	0.15	0.78	1.33
LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.50)	(0.20)	(0.19)	(0.24)	(0.27)
From net realized gains	—		—	(0.19)	(0.24)	(0.24)	(0.00	)(4)
Total distributions	(0.14)		(0.50)	(0.39)	(0.43)	(0.48)	(0.27)
NET ASSET VALUE:
End of period	$11.39		$9.58	$10.28	$11.64	$11.92	$11.62
Total return	20.41	%(5)	-1.88%	-8.26%	1.24%	6.86%	12.87%
Net assets at end of
period (000s omitted)	$21,219		$20,038	$34,291	$64,198	$88,405	$110,395
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.81	%(6)	1.69%	1.53%	1.46%	1.44%	1.45%
After expense
reimbursement/recoupment	1.40	%(6)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.38	%(6)	0.91%	1.43%	1.20%	1.26%	1.97%
After expense
reimbursement/recoupment	1.79	%(6)	1.20%	1.56%	1.26%	1.30%	2.02%
Portfolio turnover rate	11	%(5)	60%	54%	46%	47%	43%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2021 and the year ended September 30, 2020.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2021 and for each of the five years ended September 30, 2020, 2019, 2018, 2017, and 2016.

(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018		2017	2016
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.59		$10.29	$11.65	$11.92		$11.62	$10.56
OPERATIONS:
Net investment income(1)(2)	0.11		0.14	0.22	0.18		0.19	0.24
Net realized and unrealized
gain (loss) on
investment securities	1.86		(0.32)	(1.16)	(0.00	)(4)	0.62	1.12
Total from operations(3)	1.97		(0.18)	(0.94)	0.18		0.81	1.36
LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.52)	(0.23)	(0.21)		(0.27)	(0.30)
From net realized gains	—		—	(0.19)	(0.24)		(0.24)	(0.00	)(4)
Total distributions	(0.15)		(0.52)	(0.42)	(0.45)		(0.51)	(0.30)
NET ASSET VALUE:
End of period	$11.41		$9.59	$10.29	$11.65		$11.92	$11.62
Total return	20.57	%(5)	-1.67%	-8.07%	1.52%		7.13%	13.16%
Net assets at end of
period (000s omitted)	$37,460		$44,189	$84,874	$256,969		$324,442	$275,694
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.56	%(6)	1.44%	1.28%	1.21%		1.19%	1.20%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%	1.15%		1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.63	%(6)	1.17%	1.71%	1.46%		1.52%	2.13%
After expense
reimbursement/recoupment	2.04	%(6)	1.46%	1.84%	1.52%		1.56%	2.18%
Portfolio turnover rate	11	%(5)	60%	54%	46%		47%	43%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2021 and the year ended September 30, 2020.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2021 and for each of the five years ended September 30, 2020, 2019, 2018, 2017, and 2016.

(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.09		$13.56	$13.89	$14.46	$14.55	$13.70
OPERATIONS:
Net investment
income (loss)(1)(2)	(0.09)		(0.07)	0.08	0.04	(0.07)	(0.05)
Net realized and unrealized
gain (loss) on
investment securities	4.67		0.71	(0.34)	(0.10)	0.12	1.08
Total from operations(3)	4.58		0.64	(0.26)	(0.06)	0.05	1.03
LESS DISTRIBUTIONS:
From net investment income	—		(0.11)	(0.07)	(0.01)	—	(0.18)
From net realized gains	—		—	—	(0.50)	(0.14)	—
Total distributions	—		(0.11)	(0.07)	(0.51)	(0.14)	(0.18)
NET ASSET VALUE:
End of period	$18.67		$14.09	$13.56	$13.89	$14.46	$14.55
Total return	32.51	%(4)	4.72%	-1.85%	-0.49%	0.36%	7.63%
Net assets at end of
period (000s omitted)	$50,743		$38,376	$51,076	$75,405	$125,433	$181,001
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.69	%(5)	1.73%	1.55%	1.48%	1.46%	1.46%
After expense
reimbursement/recoupment	1.35	%(5)(6)	1.40%	1.38%	1.37%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(1.39	)%(5)	(0.87)%	0.41%	0.14%	(0.18)%	(0.34)%
After expense
reimbursement/recoupment	(1.05	)%(5)(6)	(0.54)%	0.58%	0.25%	(0.12)%	(0.28)%
Portfolio turnover rate	63	%(4)	105%	59%	44%	43%	40%

(1)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2021 and for the three years ended September 30, 2020, 2019 and 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the two years ended September 30, 2017 and 2016.

(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2021 and for each of the five years ended September 30, 2020, 2019, 2018, 2017, and 2016.

(4)	Not Annualized.
(5)	Annualized.
(6)	Expense waiver of 1.30% was implemented on January 22, 2021.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017		2016
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.52		$13.94	$14.25	$14.81	$14.86		$13.97
OPERATIONS:
Net investment
income (loss)(1)(2)	(0.07)		(0.04)	0.11	0.19	0.03		(0.00	)(4)
Net realized and unrealized
gain (loss) on
investment securities	4.80		0.74	(0.34)	(0.23)	0.06		1.08
Total from operations(3)	4.73		0.70	(0.23)	(0.04)	0.09		1.08
LESS DISTRIBUTIONS:
From net investment income	—		(0.12)	(0.08)	(0.02)	(0.00	)(4)	(0.19)
From net realized gains	—		—	—	(0.50)	(0.14)		—
Total distributions	0.00		(0.12)	(0.08)	(0.52)	(0.14)		(0.19)
NET ASSET VALUE:
End of period	$19.25		$14.52	$13.94	$14.25	$14.81		$14.86
Total return	32.58	%(5)	5.02%	-1.61%	-0.34%	0.64%		7.85%
Net assets at end of
period (000s omitted)	$38,749		$19,879	$30,516	$48,117	$67,839		$72,539
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.48	%(6)	1.48%	1.32%	1.26%	1.21%		1.21%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%	1.15%	1.15%		1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(1.19	)%(6)	(0.60)%	0.64%	0.37%	0.07%		(0.09)%
After expense
reimbursement/recoupment	(0.86	)%(6)	(0.27)%	0.81%	0.48%	0.13%		(0.03)%
Portfolio turnover rate	63	%(5)	105%	59%	44%	43%		40%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the two years ended September 30, 2018 and 2017.

(2)
Net investment income (loss) per share is calculated using the average shares outstanding method for the six months ended March 31, 2021 and for the three years ended September 30, 2020, 2019 and 2018.

(3)
Total from investment operations per share includes redemption fees of less than $0.01 for the six months ended March 31, 2021 and for each of the five years ended September 30, 2020, 2019, 2018, 2017, and 2016.

(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$8.93		$9.17	$9.21	$9.29	$9.29	$9.02
OPERATIONS:
Net investment income(1)(2)	0.32		0.47	0.32	0.27	0.27	0.28
Net realized and unrealized
gain (loss) on
investment securities	0.72		(0.27)	(0.04)	(0.08)	0.00 (3)	0.31
Total from operations(4)	1.04		0.20	0.28	0.19	0.27	0.59
LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.44)	(0.32)	(0.27)	(0.27)	(0.32)
From net realized gains	—		—	—	—	—	—
Total distributions	(0.31)		(0.44)	(0.32)	(0.27)	(0.27)	(0.32)
NET ASSET VALUE:
End of period	$9.66		$8.93	$9.17	$9.21	$9.29	$9.29
Total return	11.83	%(5)	2.27%	3.07%	2.05%	2.92%	6.76%
Net assets at end of
period (000s omitted)	$137,679		$95,196	$58,672	$74,620	$79,533	$79,760
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.04	%(6)	1.17%	1.09%	1.03%	1.01%	1.01%
After expense
reimbursement/recoupment	0.91	%(6)	0.91%	0.90%	0.90%	0.90%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	6.68	%(6)	4.99%	3.13%	2.70%	2.77%	2.97%
After expense
reimbursement/recoupment	6.81	%(6)	5.25%	3.32%	2.83%	2.88%	3.08%
Portfolio turnover rate	44	%(5)	144%	104%	52%	49%	52%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018, 2017 and 2016.

(2)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2021 and the year ended September 30, 2020.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2021 and for the years ended September 30, 2020, 2019 and 2018.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2021 (Unaudited)

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2020, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.

On January 25, 2021, The Intrepid Endurance Fund acquired all the net assets of the Intrepid Disciplined Value Fund (Note 10).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The foreign markets in which the Funds may invest are sometimes open on days when the New York Stock Exchange is not open and the Funds do not calculate their net asset value. For securities that do not trade during, or trade only during a portion of, the New York Stock Exchange’s hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, asset-backed securities, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of March 31, 2021, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$40,636,625	$—	$—	$40,636,625
Total Real Estate
Investment Trust (REIT)*	1,642,637	—	—	1,642,637
Total Convertible Bonds*	—	2,800,526	—	2,800,526
Total Corporate Bonds*	—	12,383,473	—	12,383,473
Money Market Fund*	1,026	—	—	1,026
Total Assets	$42,280,288	$15,183,999	$—	$57,464,287

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$73,084,838	$—	$—	$73,084,838
Total Exchange
Traded Funds*	8,026,538	—	—	8,026,538
Total Real Estate
Investment Trust (REIT)*	2,087,006	—	—	2,087,006
Convertible Bond*	—	916,694	—	916,694
Unrealized Appreciation
on Forward
Currency Contracts	—	14,957	—	14,957
Total Assets	$83,198,382	$931,651	$—	$84,130,033
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(88,352)	$—	$(88,352)
Total Liabilities	$—	$(88,352)	$—	$(88,352)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Asset-Backed
Securities*	$—	$1,334,035	$—	$1,334,035
Total Bank Loans*	—	22,569,403	—	22,569,403
Total Common Stocks*	—	4,025,845	—	4,025,845
Total Convertible Bonds*	—	21,396,662	—	21,396,662
Total Convertible
Preferred Stock*	—	5,305,244	—	5,305,244
Total Corporate Bonds*	—	79,912,396	—	79,912,396
Total Warrants*	227,365	—	—	227,365
Money Market Fund*	7,092,321	—	—	7,092,321
Total Assets	$7,319,686	$134,543,585	$—	$141,863,271

*	For further information regarding security characteristics, please see the Schedule of Investments.

The funds did not hold any assets or liabilities that were measured at fair value using significant unobservable inputs (Level 3) as of March 31, 2021.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2021, the Intrepid Capital Fund and the Intrepid Endurance Fund held derivative instruments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Forward Currency Contracts

The Intrepid Capital Fund and the Intrepid Endurance Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended March 31, 2021

	Change in unrealized	Realized loss
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$ 115,212	$(202,210)
Intrepid Endurance Fund	$ (77,548)	$(137,463)

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2021 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Long Positions
Forward currency contracts	$ —	$—	$—

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Short Positions
Forward currency contracts	$159,029	$3,510,249	$—

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

As of March 31, 2021, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Endurance Fund are as follows:

Forward Currency Contracts*
Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Intrepid Endurance Fund			Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
Counterparty	Assets	Liabilities	Liabilities	Instruments	Received	Amount
State Street Bank	$14,957	$(14,957)	$—	$—	$—	$—

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Intrepid Endurance Fund			Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
State Street Bank	$88,352	$(14,957)	$77,395	$—	$—	$77,395

As of March 31, 2021, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Capital Fund are presented gross on the Statement of Assets and Liabilities

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Endurance Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncement

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

Other Risks

The recent global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of March 31, 2021 through the date

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Endurance Fund, effective January 22, 2021 in connection with the Reorganization (see Note 10), the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares.  The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2022	2023	2024
Intrepid Capital Fund	$235,555	$246,612	$121,416
Intrepid Endurance Fund	170,106	218,761	120,949
Intrepid Income Fund	119,285	205,924	75,460

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2021 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$4,615,722	$14,338,707	$—	$—
Intrepid Endurance Fund	40,980,411	42,902,025	—	—
Intrepid Income Fund	85,208,826	49,057,943	—	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Shares sold	43,851	88,123
Shares issued to holders in
reinvestment of dividends	22,982	136,103
Shares redeemed	(294,892)	(1,469,877)
Net decrease in shares	(228,059)	(1,245,651)
Shares outstanding:
Beginning of period	2,091,435	3,337,086
End of period	1,863,376	2,091,435

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Intrepid Capital Fund – Institutional Class

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Shares sold	26,843	117,915
Shares issued to holders in
reinvestment of dividends	41,701	315,640
Shares redeemed	(1,391,581)	(4,079,103)
Net decrease in shares	(1,323,037)	(3,645,548)
Shares outstanding:
Beginning of period	4,605,684	8,251,232
End of period	3,282,647	4,605,684

Intrepid Endurance Fund – Investor Class

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Shares issues in connection
with merger (see Note 10)	1,027,967	—
Shares sold	121,723	138,155
Shares issued to holders in
reinvestment of dividends	—	26,763
Shares redeemed	(1,154,369)	(1,209,856)
Net decrease in shares	(4,679)	(1,044,938)
Shares outstanding:
Beginning of period	2,722,827	3,767,765
End of period	2,718,148	2,722,827

Intrepid Endurance Fund – Institutional Class

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Shares sold	904,067	76,550
Shares issued to holders in
reinvestment of dividends	—	15,297
Shares redeemed	(260,518)	(912,346)
Net increase (decrease) in shares	643,549	(820,499)
Shares outstanding:
Beginning of period	1,369,166	2,189,665
End of period	2,012,715	1,369,166

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

Intrepid Income Fund

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Shares sold	4,513,846	6,359,451
Shares issued to holders in
reinvestment of dividends	362,974	394,930
Shares redeemed	(1,284,346)	(2,494,838)
Net increase (decrease) in shares	3,592,474	4,259,543
Shares outstanding:
Beginning of period	10,659,743	6,400,200
End of period	14,252,217	10,659,743

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2020 and 2019 are as follows:

	September 30, 2020			September 30, 2019
		Return	Long-Term		Long-Term
	Ordinary	of	Capital	Ordinary	Capital
	Income	Capital	Gains	Income	Gains
Intrepid Capital
Fund	$4,615,825	$—	$—	$6,587,540	$—
Intrepid
Endurance Fund	556,835	49,977	—	582,731	—
Intrepid Income
Fund	4,092,710	—	—	2,133,586	—
Intrepid
Disciplined
Value Fund	174,225	—	—	498,025	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2020, the following table shows the reclassifications made:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$448,804	$(448,851)	$47
Intrepid Endurance Fund	(2,756)	52,733	(49,977)
Intrepid Income Fund	—	—	—
Intrepid Disciplined
Value Fund	31,413	(28,114)	(3,299)

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

As of September 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$57,992,923	$46,901,632
Unrealized appreciation	7,562,237	10,695,204
Unrealized depreciation	(2,375,696)	(3,285,350)
Net unrealized appreciation	5,186,541	7,409,854
Undistributed ordinary income	192,792	—
Undistributed long-term capital gain	—	—
Distributable income	192,792	—
Other accumulated loss	(27,736,496)	(12,655,336)
Total accumulated loss	$(22,357,163)	$(5,245,482)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$94,598,569	$14,833,153
Unrealized appreciation	1,752,738	4,777,983
Unrealized depreciation	(1,802,369)	(560,273)
Net unrealized appreciation/depreciation	(49,631)	4,217,710
Undistributed ordinary income	19,219	—
Undistributed long-term capital gain	—	—
Distributable income	19,219	—
Other accumulated loss	(5,769,284)	(2,894,483)
Total accumulated gain (loss)	$(5,799,696)	$1,323,227

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

At September 30, 2020, the Intrepid Capital Fund has short-term tax basis capital losses of $16,410,152 and long-term tax basis capital losses of $11,329,175 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2020, the Intrepid Endurance Fund has short-term tax basis capital losses of $4,845,254 and long-term tax basis capital losses of $7,284,207 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. The Intrepid Endurance Fund had late year losses of $527,204, which the Fund will elect to defer to the first day of its next tax year.

At September 30, 2020, the Intrepid Income Fund had short-term tax basis capital losses of $1,740,039 and long-term tax basis capital losses of $4,029,245 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

At September 30, 2020, the Intrepid Disciplined Value Fund has short-term tax basis capital losses of $2,806,676 which may be carried forward to offset future capital gains. To the extent that the Intrepid Disciplined Value Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. Included in the total capital loss carryforward, the Intrepid Disciplined Value Fund has a remaining short-term capital carryforward of $595,538 that it inherited as result of the merger with Intrepid Select Fund. These capital loss carryforwards are further subject to an annual limitation of $523,159 pursuant to Section 382. The Intrepid Disciplined Value Fund had late year losses of $90,117, which the Fund will elect to defer to the first day of its next tax year.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2020, or for any other tax years which are open for exam. As of September 30, 2020, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2017 through 2020. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2020.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

8.	LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $20,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of March 31, 2021 was 3.00%. During the period ended March 31, 2021, the Intrepid Capital Fund’s maximum borrowing was $50,000 and average borrowing was $792. The Intrepid Income Fund’s maximum borrowing was $3,287,000 and average borrowing was $189,224.  The Intrepid Endurance Fund did not use the line.

9.	LIQUIDITY RISK MANAGEMENT PROGRAM

       Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Funds could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in that Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Fund’s Board of Trustees has approved the designation of the Program Administrator to oversee the LRMP.

On November 17, 2020, the Trustees reviewed and considered a written report prepared by the Program Administrator that addressed the operation of the LRMP and assessed the LRMP’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”).  During the Review Period it was determined that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. Following the Trustees' review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively asses the LRMP and its implementation during the Review Period, and that they are comfortable with the report's conclusion that the LRMP is reasonably designed to assess and manage the Funds' liquidity risk and complies with the requirements of Rule 22e-4, and that the LRMP has operated as intended during the Review Period.

10.	REORGANIZATION

On January 22, 2021, the Intrepid Endurance Fund (the “Acquiring Fund”) acquired all the net assets of the Intrepid Disciplined Value Fund (the “Acquired Fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on November 17, 2020. The purposes of the transaction was to

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2021 (Unaudited)

combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,027,967 shares of the Acquiring Fund (valued at $18,311,674) for all 1,576,243 shares of the Acquired Fund at the close of business on January 22, 2021. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund’s net assets at that date ($18,311,674), including $6,619,064 of unrealized appreciation, were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $68,948,877. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $87,260,552. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included on the Acquiring Fund’s Statement of Operations since January 22, 2021. 60% of the costs associated with the Plan of Reorganization were paid by the Adviser. 40% of the costs associated with the Plan of Reorganization were paid by the Acquired Fund and Acquiring Fund.

Assuming the acquisition had been completed on October 1, 2020, the beginning of the annual reporting year for the Acquiring Fund, the Acquired Fund’s pro forma results of operations for the period ended March 31, 2021, are as follows:

Net Investment Loss:	$(228,412)

Net Realized Loss on Investments:	$(6,581,939)

Net Unrealized Appreciation on Investments:	$9,994,216

Net Increase in Net Assets Result from Operations:	$3,183,865

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2021 (Unaudited)

Investment Advisory Agreement Disclosure

On November 17, 2020, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund and the Intrepid Income Fund (each a “Fund” and, collectively, the “Funds”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”). As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the renewal of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements. The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years. Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2021 (Unaudited)

•	A comparison of the fees and expenses of the Funds to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Funds.
•	The costs and profitability of the Funds to the Adviser.
•	The performance of the Funds.
•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and they concluded that the Adviser expends substantial resources to provide this supervision. The Trustees then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive, and requires that the Adviser expend substantial resources to determine the portfolio of the Funds.

Management noted that in employing its strategy, the Adviser conducts extensive research on target companies, including telephonic and onsite interviews with management, competitors, analysts and others. The Trustees then discussed staffing at the Adviser, and concluded that the Adviser has sufficient staffing to conduct the research needed to meet the investment objectives of the Funds.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified. In addition, the Trustees deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, noting that they believe the services providers are respected in the industry and provide valuable services to the Funds.

Based on the Trustees’ review, the Trustees believe that the Adviser provides high quality services to the Funds, and they noted that their overall confidence in the Adviser is high. The Trustees also determined that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2021 (Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees that impact costs to the shareholders of the Funds, noting that as discussed, managing the Funds is resource intensive. Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universes for purposes of the materials.

While the Funds had higher than average fees and expenses, the Trustees believe this was due to the resource intensive nature of the Funds and the lower average net assets under management of the Funds when compared to the peer groups. The Trustees concluded that the expense ratios of the Funds are within a reasonable range of comparable mutual funds, and that the Funds’ fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment companies and those performed by the Adviser for the Funds. The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies. Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Adviser coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts or private investment companies do not require the same level of services and oversight, nor do they present the same compliance risk.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2021 (Unaudited)

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies, and that the services performed by the Adviser for the Funds require a higher level of compliance resources from the Adviser. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

In addition to the above, the Trustees discussed with management the fact that increasingly investors in the Funds invest through brokerage platforms (intermediaries), with fewer investors going directly to the Funds’ transfer agent. The Trustees noted that in connection with the intermediaries, the Adviser absorbs all costs in excess of the fees paid by the Funds. As result, the cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts.

Performance

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds. The Trustees noted that  while the Funds have underperformed, the investment strategies of the Funds are designed to provide lower risk, which means it is expected that the Funds will underperform on a comparative basis during periods of market outperformance, but that investors should be protected in case of a downturn in the market.

The Trustees concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term, and concluded that renewal of the existing advisory agreement was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. Mr. Travis acknowledged that the Funds’ contractual investment advisory fee was higher than the industry average and attributed it to other peer funds realizing

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2021 (Unaudited)

economies of scale to decrease advisory costs. The Trustees also considered the Funds’ overall expense ratios compared to peer group funds and the Adviser’s willingness to waive a portion of its advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Funds’ expenses are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Funds’ assets grow. Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

The Trustees noted that all of the factors above were considered by them as a whole, and separately by the Independent Trustee meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2021 (Unaudited)

principal or determinative factor in their determination of whether to approve the continuation of the investment advisory.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid International Fund designated $—, $—, $— and $—, respectively, of total distributions paid during the fiscal year ended September 30, 2020 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 30.85%, 76.61% and 0.01%, respectively, of their ordinary income distributions for the year ended September 30, 2020 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2020, 24.34%, 69.48% and 0.01% of Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 80.85%, 42.85% and 100.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 0.00%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0321

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to previous Form N-CSR filing December 5, 2008.”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date    6/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date    6/4/2021

By (Signature and Title)*    /s/ Donald C. White
Donald C. White, Treasurer

Date    6/4/2021

* Print the name and title of each signing officer under his or her signature.